                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant             [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

   [ ] Preliminary proxy statement.             [ ] Confidential, for use of the Commission
                                                    only (as permitted by Rule 14a-6(e)(2)).
   [X] Definitive proxy statement.
   [ ] Definitive additional materials.
   [ ] Soliciting material under Rule 14a-12.

                         Entertainment Properties Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
   [X] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   Common shares of beneficial interest
   -----------------------------------------------------------------------------

   (2) Aggregate number of securities to which transaction applies:

   17,101,759
   -----------------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)

   -----------------------------------------------------------------------------

   (4) Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------

   (5) Total fee paid:

   -----------------------------------------------------------------------------

   [ ] Fee paid previously with preliminary materials.

   -----------------------------------------------------------------------------

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

   (1) Amount Previously Paid:

   -----------------------------------------------------------------------------

   (2) Form, Schedule or Registration Statement No.:

   -----------------------------------------------------------------------------

   (3) Filing Party:

   -----------------------------------------------------------------------------

   (4) Date Filed:

   -----------------------------------------------------------------------------

                         ENTERTAINMENT PROPERTIES TRUST
                           30 PERSHING ROAD, SUITE 201
                           KANSAS CITY, MISSOURI 64108

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 15, 2002


To our shareholders:

The 2002 annual meeting of shareholders of Entertainment Properties Trust will be held at the Leawood Town Centre Theatre, Leawood, Kansas, on May 15, 2002 at 10:00 a.m. (local time). At the meeting, our shareholders will vote upon

         Item 1: The election of two Class II trustees for a term of three years

         Item 2: The ratification of the appointment of KPMG LLP as our Company's independent accountants for 2002 and transact any other business that may properly come before the meeting.

All holders of record of our common shares at the close of business on February 21, 2002 are entitled to vote at the meeting or any postponement or adjournment of the meeting.

You are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, our Board of Trustees asks that you sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for your convenience. Your vote is important and all shareholders are encouraged to attend in person or vote by proxy.

Thank you for your support and continued interest in our Company.

                                       BY ORDER OF THE BOARD OF TRUSTEES

                                       -----------------------------------------
                                       /s/ Gregory K. Silvers
                                       Gregory K. Silvers
                                       Vice President, General Counsel, Chief
                                         Development Officer and Secretary


Kansas City, Missouri
April 18, 2002

                         ENTERTAINMENT PROPERTIES TRUST
                           30 PERSHING ROAD, SUITE 201
                           KANSAS CITY, MISSOURI 64108

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 15, 2002


To our shareholders:

The 2002 annual meeting of shareholders of Entertainment Properties Trust will be held at the Leawood Town Centre Theatre, Leawood, Kansas, on May 15, 2002 at 10:00 a.m. (local time). At the meeting, our shareholders will vote upon

         Item 1: The election of two Class II trustees for a term of three years

         Item 2: The ratification of the appointment of KPMG LLP as our Company's independent accountants for 2002 and transact any other business that may properly come before the meeting.

All holders of record of our common shares at the close of business on February 15, 2002 are entitled to vote at the meeting or any postponement or adjournment of the meeting.

You are cordially invited to attend the meeting. Whether or not you intend to be present at the meeting, our Board of Trustees asks that you sign, date and return the enclosed proxy card promptly. A prepaid return envelope is provided for your convenience. Your vote is important and all shareholders are encouraged to attend in person or vote by proxy.

Thank you for your support and continued interest in our Company.

                                       BY ORDER OF THE BOARD OF TRUSTEES


                                       -----------------------------------------
                                       Gregory K. Silvers
                                       Vice President, General Counsel, Chief
                                         Development Officer and Secretary


Kansas City, Missouri
April 18, 2002

                         ENTERTAINMENT PROPERTIES TRUST
                           30 PERSHING ROAD, SUITE 201
                           KANSAS CITY, MISSOURI 64108

                                   ----------

                                 PROXY STATEMENT

                                   ----------


         This proxy statement provides information regarding the annual meeting of shareholders of Entertainment Properties Trust to be held at the Leawood Town Centre Theatre, Leawood, Kansas, on May 15, 2002, beginning at 10:00 a.m., and at any postponement or adjournment of the meeting.

         This proxy statement and the enclosed proxy card were first mailed to shareholders on or about April 25, 2002.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

At the annual meeting, shareholders will vote on the election of two trustees and the ratification of the appointment of KPMG LLP as our new independent accountants for 2002. EPR's management will report on the performance of the Company during 2001 and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE AT THE MEETING?

         Shareholders of record at the close of business on February 15, 2002, are entitled to receive notice of the annual meeting and to vote their shares held on that date at the meeting. Each shareholder is entitled to one vote per share.

WHAT CONSTITUTES A QUORUM?

         The presence at the meeting, in person or by proxy, of the holders of a majority of our shares outstanding on the record date will constitute a quorum, permitting the meeting to proceed. On the record date, 17,101,759 shares of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares present at the meeting for the purpose of establishing a quorum.

HOW DO I VOTE?

         If you complete and properly sign the enclosed proxy card and return it to us before the meeting, your shares will be voted as you direct. If you are a registered shareholder and attend the meeting in person, you may deliver your completed proxy card at the meeting. You are also invited to vote in person at the meeting. "Street name" shareholders who wish to vote at the meeting must obtain a proxy form from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. Even after you have submitted your proxy, you may change your vote at any time before the meeting by sending a written notice of revocation or a duly executed proxy with a later date to the Secretary of the Company. Your proxy will also be revoked if you attend the meeting and vote in person. If you merely attend the meeting but do not vote in person, your previously granted proxy will not be revoked.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

         Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote your shares in accordance with the recommendations of the Board of Trustees. The Board recommends you vote:

         o    for the election of the persons nominated as trustee

         o for the ratification of the appointment of KPMG LLP as the Company's independent accountants for 2002

         If any other matter properly comes before the meeting, the proxy holders will vote as recommended by the Board of Trustees or, if no recommendation is given, in their own discretion.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH ITEM?

         The affirmative vote of a plurality of the shares voted at the meeting is required for the election of each trustee. This means the two nominees in Class II receiving the greatest number of votes will be elected. Broker non-votes with respect to the election of trustees will not be counted. Proxy cards marked "WITHHOLD AUTHORITY" will be counted against both nominees or the specific nominee for whom authority is withheld, as applicable.

         The affirmative vote of a majority of the shares voted at the meeting is required to ratify the appointment of our independent accountants. Broker non-votes and proxy cards marked "ABSTAIN" with respect to the appointment of our independent accountants will not be counted.

                                     ITEM 1

                              ELECTION OF TRUSTEES

         The Board of Trustees consists of five members and is divided into three classes having three-year terms that expire in successive years. The term of office of the trustees in Class II expires at the 2002 annual meeting. The Nominating Committee of the Board of Trustees has nominated David M. Brain and Robert J. Druten to serve as the Class II trustees. Each Class II trustee has been nominated for a term of three years and until his successor is duly elected and qualified. Unless you withhold authority to vote for either nominee or you mark through one or both nominees' names on your proxy card, the shares represented by your properly executed proxy will be voted for the election of both nominees for trustee.

         Here is some information about the persons nominated for election as trustee and each trustee whose term of office will continue after the annual meeting.

                     CLASS II TRUSTEES (SERVING FOR A TERM EXPIRING AT THE 2002 ANNUAL MEETING)

DAVID M. BRAIN             David M. Brain, 46, has served as President and Chief Executive Officer and a trustee of
Trustee since 1999         the Company since October 1999. He served as Chief Financial Officer of the Company from
                           1997 to 1999 and as Chief Operating Officer from 1998 to 1999. He acted as a consultant to AMC Entertainment, Inc. ("AMCE") in the formation of the Company during July 1997.
                           From 1996 until that time he was a Senior Vice President in the investment banking and corporate finance department of George K. Baum & Company, an investment banking firm headquartered in Kansas City, Missouri. Before joining George K. Baum & Company, Mr.
                           Brain was Managing Director of the Corporate Finance Group of KPMG LLP, a practice unit he organized and managed for over 12 years. He received a Bachelor of Arts in Economics from Tulane University, where he was awarded an academic fellowship.

ROBERT J. DRUTEN           Robert J. Druten, 53, is Executive Vice President and Chief Financial Officer and a
Trustee since 1997         Corporate Officer of Hallmark Cards Incorporated. Mr. Druten serves on the Boards of
                           Directors of Hallmark Cards Holdings, Ltd., Crown Media Holdings, Inc. and Hallmark
                           Entertainment, Inc. Mr. Druten received a Bachelor of Arts in Economics from The
                           University of Kansas and a Masters in Business Administration from Rockhurst University.

                      CLASS I TRUSTEE (SERVING FOR A TERM EXPIRING AT THE 2004 ANNUAL MEETING)

SCOTT H. WARD              Scott H. Ward, 45, has served as Co-President of Russell Stover Candies, Inc. and
Trustee since 1997         Whitman's Candies, Inc. since 1993 and was Chief Financial Officer of Russell Stover and
                           Whitman's from 1993 to 1997. Mr. Ward has served as Vice President of Castle Mountain
                           Ranch, Inc. since 1981. Mr. Ward received a Bachelor of Science in Business from The
                           University of Kansas and a Masters in Business Administration from The University of
                           Texas.

                    CLASS III TRUSTEES (SERVING FOR A TERM EXPIRING AT THE 2003 ANNUAL MEETING)

PETER C. BROWN             Peter C. Brown, 43, has served as Chairman of our Board of Trustees since August 1997.
Trustee since 1997         Mr. Brown is Chairman of the Board, Chief Executive Officer and President of AMCE, the
                           parent corporation of American Multi-Cinema, Inc. ("AMC"). He has served on the Board of
                           Directors of AMCE since November 1992 and as an officer of AMCE since 1991. AMCE is headquartered in Kansas City, Missouri and is one of the nation's leading motion picture exhibition companies. Mr. Brown also serves on the Board of Directors of LabOne, Inc., which provides risk appraisal laboratory services for the insurance industry, clinical testing services for the healthcare industry and substance abuse testing services for employers. Mr. Brown also serves on the Board of Directors of the Greater Kansas City
                           Chamber of Commerce, the Board of Advisors of The University of Kansas School of
                           Business and the Board of Trustees of Rockhurst High School. Mr. Brown is also a member of the Civic Council of Greater Kansas City. Mr. Brown is a graduate of The University of Kansas.

DANLEY K. SHELDON          Danley K. Sheldon, 43, is Chief Executive Officer of Maxus Properties, Inc., a real
Trustee since 2000         estate management and development firm, and President of Maxus Realty Trust, Inc., a publicly traded REIT specializing in multi-family and other income-producing properties.
                           From 1994 to 1996 he served as Chief Financial Officer, from 1996 to 2000 he served as
                           President and from 1998 to 2000 he served as President and Chief Executive Officer of
                           Ferrellgas, L.P., a New York Stock Exchange listed Master Limited Partnership and one of the nation's largest retail propane marketers. Before joining Ferrellgas, Mr. Sheldon was a tax manager with Arthur Andersen & Co. He received a Bachelor in Business
                           Administration from Iowa State University. Mr. Sheldon serves on the Board of Directors of the Greater Kansas City Community Foundation and Blue Cross/Blue Shield of Kansas
                           City.

Messrs. Brain and Druten have consented to serve on the Board of Trustees for stheir respective terms. If Mr. Brain or Mr. Druten should become unavailable to serve as a trustee (which is not expected), the Nominating Committee may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Nominating Committee.

HOW ARE TRUSTEES COMPENSATED?

         Each non-employee trustee receives:

         o An annual retainer of $18,000, which is paid 50% in cash and 50% in shares, valued at the latest closing price. Trustees may elect to receive all or a portion of their retainer in shares.

         o    $1,000 in cash for each Board meeting they attend.

         o $1,250 in cash for each committee meeting they chair, or $750 in cash for each committee meeting they attend.

         o Market value options to purchase 3,333 shares on the date of each annual shareholders meeting.

         o Reimbursement for any out-of-town travel expenses incurred in attending Board meetings.

         Employees of the Company or its affiliates who are trustees are not paid any additional compensation for their service on the Board.

         Non-employee trustees may defer some or all of their compensation into a deferred compensation plan for non-employee members of the Board. Amounts deferred under the plan are credited to a participant's account based on the number of shares he has elected to defer and the amount of any cash he has elected to defer as if the cash were converted into shares at their fair market value on the date of deferral. All payments made under the plan are made in shares equal to the number of shares allocated to the participant's account. If a participant is terminated as a trustee upon a change in control of the Company, all amounts in his account will be paid in a single payment.

         Pursuant to the Company's 1997 Share Incentive Plan, Scott H. Ward and Robert J. Druten each received options to purchase 10,000 shares on the effective date of the Company's initial public offering in 1997. Options to purchase 3,333 shares are granted to each trustee on the date of each annual meeting, with an exercise price per share equal to the closing price of EPR's shares on the annual meeting date. These options vest after one year and expire after ten years unless terminated earlier because of a trustee's termination from the Board.

HOW OFTEN DID THE BOARD MEET DURING 2001?

         The Board of Trustees met six times in 2001. No trustee attended less than 75% of the meetings of the Board and committees on which he served. The Company's trustees discharge their responsibilities throughout the year, not only at Board of Trustee and committee meetings, but also through personal meetings, actions by unanimous written consent and communications with members of management and others regarding matters of interest and concern to the Company.

WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

         The Board of Trustees has established a Nominating Committee, an Audit Committee and a Compensation Committee.

         NOMINATING COMMITTEE. The Nominating Committee consists of Scott H. Ward and Danley K. Sheldon. The Nominating Committee evaluates and nominates candidates for election to the Board of Trustees. Candidates for nomination to the Board are evaluated and recommended on the basis of the value they would add to the Board in light of their experience, training and judgment, their financial literacy and sophistication and knowledge of corporate and real estate finance, their knowledge of the real estate and/or entertainment industry, their independence from Company management and other factors. The Nominating Committee will consider nominations recommended by shareholders if they comply with the procedures described in "Submission of Shareholder Proposals and Nominations."

         AUDIT COMMITTEE. The Audit Committee consists of Robert J. Druten, Scott H. Ward and Danley K. Sheldon. The members of the Audit Committee are "independent," as defined in Sections 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards. The Audit Committee met four times in 2001. The Audit Committee assists the Board in fulfilling its responsibility for the Company's accounting and financial reporting practices and its annual audited financial statements. As part of these duties, the Audit Committee:

         o recommends the independent accounting firm to be retained each year

         o reviews the audit and non-audit activities of the independent accountants and the Company's management

         o reviews the scope and results of the quarterly unaudited financial statements and the audit of the Company's annual financial statements, and any auditor recommendations with respect to the quarterly and annual financial statements and the Company's accounting practices

         o evaluates the independence of the accountants from the Company and its management

         o reviews the selection, application and disclosure of the Company's critical accounting policies

         o reviews the quality of the Company's financial reporting, including the preparation of "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q

         o reviews any material financial or non-financial arrangements of the Company which do not appear on the Company's financial statements, the risks created by those arrangements, and the quality and adequacy of the Company's reporting with respect to the same

         o identifies and discusses with management, the Board of Trustees and the independent accountants the material risks faced by the Company's business or which could impact the financial condition or performance of the Company, and evaluates how those risks are managed and reported by the Company

         o reviews all transactions and courses of dealing between the Company and officers, trustees or their affiliates

         COMPENSATION COMMITTEE. The Compensation Committee consists of Robert
J. Druten and Scott H. Ward. The Compensation Committee met once in 2001. The Compensation Committee:

         o    establishes the compensation of the Company's executive officers

         o makes recommendations to the Board of Trustees regarding the compensation and benefits of non-employee trustees

         o    approves and administers the Company's compensation programs

                                    OFFICERS

         These are the Company's executive officers other than David M. Brain, whose background is described on page 3.

         FRED L. KENNON, age 46, was appointed Chief Financial Officer of EPR in 1999 and has served as Vice President and Treasurer since 1998. From 1984 to 1998 he was with Payless Cashways, Inc., most recently serving as Vice President
- Treasurer. Mr. Kennon graduated from Pittsburg State University in 1978 and holds a Masters in Business Administration from The University of Missouri at Kansas City.

         GREGORY K. SILVERS, age 38, was appointed Vice President, General Counsel and Secretary of the Company in 1998 and as Chief Development Officer in 2001. From 1994 to 1998, he practiced with the law firm of Stinson, Mag & Fizzell, P.C. specializing in real estate law. Mr. Silvers received his J.D. in 1994 from The University of Kansas.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table contains information on the compensation earned by the Chief Executive Officer and each of the other most highly compensated executive officers of the Company whose compensation exceeded $100,000 in 2001.

                                               ANNUAL COMPENSATION                 LONG TERM COMPENSATION
                                             -----------------------      ---------------------------------------
                                                                                           AWARDS
                                                                          ---------------------------------------
                                                                           RESTRICTED       SECURITIES UNDERLYING
                                             SALARY          BONUS           SHARE                 OPTIONS
 NAME AND PRINCIPAL POSITION     YEAR         ($)            ($)(2)          AWARDS                  (#)
             (a)                  (b)         (c)             (d)         ($)(f)(3)(4)               (g)
 ---------------------------     ----       --------        --------      ------------      ---------------------
DAVID M. BRAIN(1)                2001       $341,250        $307,125        15,864                  87,778
President and Chief              2000       $325,000        $162,500            --                 150,000
Executive Officer                1999       $192,000        $ 79,000            --                      --

FRED L. KENNON Vice              2001       $215,250        $129,150         6,778                  37,500
President, Chief Financial       2000       $205,000        $ 61,500            --                  60,000
Officer and Treasurer            1999       $120,000        $ 36,000            --                      --

GREGORY K. SILVERS Vice          2001       $183,750        $110,250         3,816                  21,112
President, General Counsel,      2000       $175,000        $ 52,500            --                  30,000
Chief Development Officer        1999       $126,000        $ 32,000            --                      --
and Secretary

(1)  Mr. Brain was named President and Chief Executive Officer in October 1999.

(2) Performance bonuses are payable in cash, restricted shares (valued at 150% of the cash bonus amount) or options (valued at 500% of the cash bonus amount) or a combination of these, at the election of the executive.

(3) The restricted share awards vest at the rate of 20% per year during a five year period. The dollar value of the shares vested under each officer's restricted share award will be based on the closing price for the Company's common shares on the New York Stock Exchange on the applicable vesting date. The officers receive dividends on the restricted shares from the date of issuance at the same rate paid to our other shareholders.

(4) The aggregate number of restricted shares held by each named executive officer on December 31, 2001 and the value of those shares (based on the closing price of $19.35 for the Company's common shares on the New York Stock Exchange on that date) were as follows:

                        OFFICER                  NO. OF SHARES           12/31/01 VALUE
                        -------                  -------------           --------------
                   David M. Brain                    51,438                  $995,325
                   Fred L. Kennon                    18,480                  $357,588
                   Gregory K. Silvers                14,520                  $280,962

     The shares are registered with the Securities and Exchange Commission under the Securities Act of 1933, but are restricted against transfer under the 1997 Share Incentive Plan (the "Plan").

OPTION GRANTS IN LAST FISCAL YEAR

         The following table provides information about options awarded to the named executive officers in 2001.

                                     INDIVIDUAL GRANTS
  --------------------------------------------------------------------------------------------
                              NUMBER OF
                             SECURITIES        PERCENT OF
                             UNDERLYING       TOTAL OPTIONS
                              OPTIONS          GRANTED TO          EXERCISE
                              GRANTED          EMPLOYEES            PRICE           EXPIRATION      GRANT DATE VALUE
         NAME                   (#)          IN FISCAL YEAR         ($/SH)             DATE              ($/SH)
         (a)                    (b)               (c)               (d)(1)             (e)               (f)(2)
  ------------------         ----------      --------------        ---------        ----------      ----------------
  DAVID M. BRAIN               87,778            60.0%               $16.05           6/2011             $1.47

  FRED L. KENNON               37,500            25.6%               $16.05           6/2011             $1.47

  GREGORY K. SILVERS           21,112            14.4%               $16.05           6/2011             $1.47

(1) The options vest at the rate of 20% per year for five years and are exercisable during a 10 year period.

(2) Based on the Black-Scholes Valuation Model. Black-Scholes, Binominal and Minimum Value calculations performed in accordance with the requirements of Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" and using the following assumptions: expected volatility using 52 weekly share prices commencing on 1/1/01 (0.223-0.251), expected life (8 years), share price on grant date ($16.05), exercise price ($16.05), expected dividend yield (8.00%), risk free rate of return (5.00%).

FISCAL YEAR-END OPTIONS VALUES

The following table provides information on the number of shares under option to the named executive officers as of December 31, 2001.

                                                   NUMBER OF SHARES
                                                      UNDERLYING         VALUE OF UNEXERCISED
                                                  UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS
                                                   AT FISCAL YEAR END     AT FISCAL YEAR END
                                                         (#)                     ($)

                                                      EXERCISABLE/           EXERCISABLE/
                           NAME                      UNEXERCISABLE          UNEXERCISABLE

                            (a)                          (d)                     (e)
                     ------------------           -------------------    --------------------
                     DAVID M. BRAIN                  46,000/211,788       $732,780/$3,373,782

                     FRED L. KENNON                  28,000/ 99,500       $446,040/$1,585,035

                     GREGORY K. SILVERS              36,000/ 65,112       $573,480/$1,037,234

EQUITY COMPENSATION PLAN INFORMATION

         The following table provides information with respect to compensation plans (including individual compensation arrangements) under which common shares of the Company were authorized for issuance to officers, employees and trustees as of December 31, 2001.

                                NUMBER OF SHARES TO BE                                 NUMBER OF SHARES REMAINING
                                 ISSUED UPON EXERCISE        WEIGHTED-AVERAGE        AVAILABLE FOR FUTURE ISSUANCE
                                    OF OUTSTANDING          EXERCISE PRICE OF       UNDER EQUITY COMPENSATION PLANS
                                 OPTIONS, WARRANTS AND     OUTSTANDING OPTIONS,      (EXCLUDING SHARES REFLECTED IN
        PLAN CATEGORY                   RIGHTS             WARRANTS AND RIGHTS              COLUMN (a))(2)
        -------------           ----------------------     --------------------     -------------------------------
                                          (a)                      (b)                            (c)
                                ----------------------     --------------------     -------------------------------
  EQUITY COMPENSATION PLANS             577,750                   $15.93                        895,822
 APPROVED BY SHAREHOLDERS(1)

EQUITY COMPENSATION PLANS NOT
   APPROVED BY SHAREHOLDERS                  --                       --                             --

            TOTAL                       577,750                   $15.93                        895,822

(1)  All options have been issued under the Plan.

(2) Restricted shares as well as options may be awarded under the Plan. The Plan does not separately quantify the number of options or number of restricted shares which may be awarded under the Plan.

EMPLOYMENT AGREEMENTS

         EPR has entered into employment agreements with David M. Brain, Fred L. Kennon and Gregory K. Silvers, each for a term of three years, with automatic one-year extensions on each anniversary date. The employment agreements generally provide for:

         o an original annual base salary of $325,000 for Mr. Brain, $205,000 for Mr. Kennon and $175,000 for Mr. Silvers, subject to any increases awarded by the Compensation Committee. The 2001 base salary amounts for Messrs. Brain, Kennon and Silvers are listed in the Summary Compensation Table.

         o an annual incentive bonus in an amount established by the Compensation Committee if performance criteria adopted by the Compensation Committee are attained

         o a loan to Mr. Brain of $562,500 for the purchase of 40,000 shares and loans of $281,250 to each of Mr. Kennon and Mr. Silvers for the purchase of 20,000 shares each under the Share Purchase Program. The loans are evidenced by ten-year recourse promissory notes, with principal and accrued interest payable at maturity. A portion of each officer's share purchase loan will be forgiven upon his death or permanent disability, or if he is terminated without cause or terminates his employment for good reason, as defined in the employment agreement. The entire amount of Mr. Brain's loan will be forgiven if he is terminated without cause following a hostile change in control of the Company. The officers are entitled to reimbursement for taxes on income resulting from loan forgiveness.

         o a rolling three year term, subject to termination by the Company with or without cause

         o salary and bonus continuation following an officer's death, disability or termination without cause

         Mr. Brain is entitled to severance compensation equal to his base salary and bonus for the remainder of the three year employment period if he resigns following a change in control of the Company or upon his death, termination by the Company without cause or termination by Mr. Brain for good reason. Mr. Kennon and Mr. Silvers are entitled to similar severance compensation upon their death, termination by the Company without cause or termination by the executive for good reason.

HOW ARE THE COMPANY'S EXECUTIVE OFFICERS COMPENSATED?

         EPR has adopted various compensation programs to attract and retain executive officers, to provide incentives to maximize EPR's Funds from Operations, and to provide executive officers with an interest in the Company parallel to that of our shareholders.

         The Company's compensation programs are administered by the Compensation Committee, which is authorized to select from among EPR's eligible employees the individuals to whom awards will be granted and to establish the terms and conditions of those awards. No member of the Compensation Committee is eligible to participate in any compensation program other than as a non-employee trustee of the Company.

         ANNUAL INCENTIVE PROGRAM. The Annual Incentive Program provides for incentive bonuses to officers designated by the Compensation Committee if selected performance criteria are met. The performance criteria and the amount of the bonuses are established each year by the Compensation Committee.

         SHARE INCENTIVE PLAN. EPR encourages its executive officers to own shares in the Company. To assist officers with this goal, EPR provides officers the opportunity to acquire shares through various programs:

         o SHARE PURCHASE PROGRAM. Allows officers to purchase shares from EPR at fair market value. The shares may be subject to transfer restrictions and other conditions imposed by the Compensation Committee. The Company may provide financing for the purchase of shares by officers.

         o RESTRICTED SHARE PROGRAM. EPR may award restricted shares to officers subject to conditions adopted by the Compensation Committee. In general, restricted shares may not be sold until the restrictions expire or are removed by the Compensation Committee. Restricted shares have full voting and dividend rights from the date of issuance. All restrictions on restricted shares lapse upon a change in control of the Company.

         o SHARE OPTION PROGRAM. EPR may grant options to its officers and employees to purchase shares subject to conditions adopted by the Compensation Committee.

         A maximum of 1,500,000 shares, subject to adjustment upon significant corporate events, are reserved for issuance under the Share Incentive Program. An individual may receive options to purchase up to 750,000 shares, so long as the options do not result in share ownership in excess of EPR's 9.8% ownership limit or cause the Company to fail to qualify as a REIT for federal income tax purposes.

         The maximum number of shares which may be awarded to an employee subject to the deductibility limitation of Section 162(m) of the Internal Revenue Code is 250,000 for each twelve-month performance period (or, to the extent the award is paid in cash, the maximum dollar amount equal to the cash value of that number of shares).

                          COMPENSATION COMMITTEE REPORT

WHAT IS THE COMPANY'S EXECUTIVE COMPENSATION PHILOSOPHY?

         EPR's compensation philosophy has several key objectives:

         o create a well-balanced and competitive compensation program that utilizes the following three elements:

                  -    base salary

                  -    annual incentives

                  -    share purchases, share awards and share options

         o reward executives for performance on measures designed to increase shareholder value

         o use share awards and share options to ensure that executives are focused on providing appropriate dividend levels and building shareholder value

         o create alignment between our executives and our shareholders by encouraging key executives to purchase shares.

         In determining the appropriate compensation levels for 2001, a third party consulting firm was used to compare the Company's executive compensation to a group of real estate investment trusts ("REITs") with comparable market capitalization. Some of those REITs are also included in the performance graph on page 16 of this proxy statement. EPR's compensation levels were targeted at the average for this comparison group for positions with similar job size and responsibilities.

         For 2001, the Compensation Committee used these compensation programs to meet its compensation objectives for executive officers:

         BASE SALARY. The Compensation Committee established base salaries of $341,250 for Mr. Brain, $215, 250 for Mr. Kennon and $183,750 for Mr. Silvers. The salary levels were intended to provide a level of compensation competitive with those of other executives performing similar functions at comparable companies and to reward EPR's executives for their efforts on behalf of the Company.

         ANNUAL CASH INCENTIVE AWARDS. Under the Annual Incentive Plan, the Compensation Committee established specific annual "performance targets" for each covered executive. The performance targets were based on increases in Funds from Operations per share and other factors aimed at providing shareholders with an acceptable rate of return. Bonus awards were also based on the achievement of personal performance goals. Performance bonuses are payable in cash, restricted shares (valued at 150% of the cash bonus amount), share options (valued at 500% of the cash bonus amount) or a combination of two or more of those. The Compensation Committee awarded bonuses of $307,125 to Mr. Brain, $129,150 to Mr. Kennon and $110,250 to Mr. Silvers for 2001.

         LONG-TERM COMPENSATION AWARDS. The Compensation Committee made long term compensation awards to the covered executives consisting of the restricted shares and options disclosed in columns (f) and (g) of the Summary Compensation Table.

HOW WAS THE COMPANY'S PRESIDENT AND CHIEF EXECUTIVE OFFICER COMPENSATED?

         EPR's President and Chief Executive Officer, David M. Brain, was compensated in 2001 pursuant to an employment agreement entered into in 2000. In establishing Mr. Brain's compensation, the Compensation Committee took into account the compensation of similar officers of REITs with comparable market capitalizations, the contribution of Mr. Brain to the Company's performance and the achievement of its financing strategies, and his success in realizing the performance targets discussed above.

         Mr. Brain received a base salary of $341,250 in 2001 and earned an annual incentive bonus of $307,125 for 2001. The incentive award paid to Mr. Brain was based on the Company's achievement of target financial results and shareholder return, as well as a subjective determination of Mr. Brain's performance in 2001.

HOW WILL 2002 INCENTIVE COMPENSATION BE DETERMINED?

         In 2002, incentive compensation for the Company's officers will be based on achievement of specified financial results and shareholder return compared to other REIT organizations. The Committee may rely on any of the following factors in determining incentive compensation levels for executives of the Company: funds from operations, funds available for distribution, cash available for distribution, return on equity, return on assets, return on acquisitions, net operating income, total shareholder return, dividend growth, financial statement management and/or acquisition targets. In looking at Company performance, the Committee may consider performance against Company historical performance, budgeted performance, peer organization performance, REIT indices performance and/or broad market indices performance. The overall determination of the Company's performance will be taken into consideration when making incentive plan payouts for 2002.

HOW IS EPR ADDRESSING INTERNAL REVENUE CODE LIMITS ON DEDUCTIBILITY OF COMPENSATION?

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid for any fiscal year to the company's chief executive officer and the four other most highly compensated executive officers. The statute exempts qualifying performance-based compensation from the deduction limit if stated requirements are met. Section 162(m) provides for a transition period of up to approximately three years after a company goes public before the limitations fully apply.

         Although the Compensation Committee has designed the Company's executive compensation program so that compensation will be deductible under
Section 162(m), at some future time it may not be possible or practicable or in the Company's best interests to qualify an executive officer's compensation under Section 162(m). Accordingly, the Compensation Committee and the Board of Trustees reserve the authority to award non-deductible compensation in circumstances they consider appropriate.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. No member of the Compensation Committee had any contractual or other relationship with the Company during 2001.

                         By the Compensation Committee:
                                Robert J. Druten
                                  Scott H. Ward

  This Compensation Committee report is not deemed "soliciting material" and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

        TRANSACTIONS BETWEEN THE COMPANY AND TRUSTEES, OFFICERS OR THEIR
                                   AFFILIATES

         Peter C. Brown, the Chairman of our Board of Trustees, is Chairman of the Board, Chief Executive Officer and President of AMCE. Sixteen of the Company's megaplex theatre properties were acquired from AMCE or its affiliates. All of those properties plus six additional megaplex theatre properties owned or ground leased by the Company are leased to AMC. Each property acquired from AMCE was acquired at a price equal to AMCE's development and construction cost. AMC paid an aggregate of $38.6 million in rent to the Company in 2001. The Company also has an interest in an unconsolidated joint venture which owns a megaplex theatre property acquired from AMCE and leased to AMC. That property was acquired from AMCE on the same basis as other AMCE properties. AMC paid an aggregate of $3.8 million in rent to this joint venture in 2001. The rental amounts for the properties were determined by the management of AMCE and the Company and were not negotiated on an arm's length basis. EPR believes the rental amounts payable by AMC reflect the fair market rental value of the properties based on rates for comparable properties. Mr. Brown did not participate in negotiations over the acquisition or leasing of those properties.

         In March 2002, we acquired the theatre real estate assets of five limited liability companies doing business as Gulf States Theatres. The assets consist of five megaplex movie theatres with an aggregate of 68 screens in the New Orleans, Louisiana metropolitan area. Following the solicitation of bids from several national theatre operators, Gulf States entered into an agreement with AMC to acquire the non-real estate assets and operations related to the theatres, and we entered into long-term net leases of the theatres to AMC. The rental and other terms of the leases are substantially similar to the leases for our other theatre properties leased to AMC. Mr. Brown did not participate in negotiations over these transactions.

         In 1997, EPR loaned David M. Brain approximately $800,000 to purchase 40,000 common shares of the Company. The loan was evidenced by a full recourse five year note bearing interest at 6.1% per annum and payable in three annual installments of principal and interest on the third, fourth and fifth anniversary dates of the note. In connection with Mr. Brain's 2000 employment agreement, this note was replaced by a new 10 year note in the amount of $1,470,645, representing the $908,145 principal and accrued interest balance of the old note plus the $562,500 purchase price for 40,000 additional shares. Principal and interest at 6.24% per annum are payable at maturity.

         Pursuant to their employment agreements, Mr. Kennon and Mr. Silvers each received a loan of $281,250 to purchase 20,000 shares. Each loan is represented by a 10 year recourse note with principal and interest at 6.24% per annum payable at maturity.

                               COMPANY PERFORMANCE

         The following performance graph shows a comparison of cumulative total returns for EPR, the Standard & Poor's 500 Index (in which EPR is not included), the Russell 2000 Index (in which EPR is included), an index of peer companies which are real estate investment trusts, and the Morgan Stanley REIT Index (in which EPR is not included) for four fiscal years beginning January 1, 1998 plus the period from the date of the Company's initial public offering (November 17, 1997) until December 31, 1997. The peer group index consists of Golf Trust of America, Inc., National Golf Properties, Inc., Commercial Net Lease Realty and Corrections Corporation of America.

         The graph assumes that $100 was invested on November 17, 1997 in each of the Company's common shares, the Standard & Poor's 500 Index, the Russell 2000 Index, the peer group index and the Morgan Stanley REIT Index, and that all dividends were reinvested. The information presented in the performance graph is historical and is not intended to represent or guarantee future returns.

                                 [INSERT GRAPH]

 This Company performance information is not deemed "soliciting material" and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under Section 18 of the Exchange Act.

                             AUDIT COMMITTEE REPORT

         Our Board of Trustees has appointed an Audit Committee consisting of three trustees. All of the members of the Committee are "independent" as defined in the Rules of the New York Stock Exchange.

         The primary responsibility of the Audit Committee is to oversee our Company's financial reporting process on behalf of the Board of Trustees. Management has the primary responsibility for the financial statements and the reporting process, including our systems of internal controls. Our independent accountants are responsible for auditing our financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

         The Board of Trustees adopted a written charter for the Audit Committee in 2001. In 2002, the Board of Trustees adopted an Amended and Restated Charter which is attached to this proxy statement as Appendix A. The Amended and Restated Charter mandates a more active role for the Audit Committee in monitoring the Company's accounting and financial reporting policies and practices in light of recent SEC guidance on these topics.

         In fulfilling its oversight responsibilities, the Audit Committee reviewed our 2001 audited financial statements with management and the independent accountants who audited our 2001 financial statements. The Committee discussed with the 2001 accountants the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the accountants' judgments regarding the quality, not just the acceptability, of our Company's accounting principles and the other matters required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee received from the 2001 accountants the written disclosures and letter required by Independence Standards Board Standard No. 1. The Committee also discussed with the 2001 accountants their independence from management and our Company, including the matters covered by the written disclosures and letter provided by the 2001 accountants.

         The Committee also discussed with our Company's management and 2001 accountants the overall scope and plans for the audit. The Committee meets periodically with our management, and intends to continue meeting periodically with management and our new auditors on a going-forward basis, to discuss the results of their examinations, their evaluations of our Company, our internal controls and the overall quality of our financial reporting. The Committee held four meetings during 2001.

         The Audit Committee also discussed with the Company's management and the 2001 accountants the critical accounting policies of the Company, the impact of those policies on our 2001 financial statements, the impact of known trends, uncertainties, commitments and contingencies on the application of those policies and our 2001 financial statements, and the probable impact on our 2001 financial statements if different accounting principles had been applied.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Trustees, and the Board approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

         The Audit Committee approved the selection of KPMG as our new independent accountants for 2002. See "Ratification of Appointment of Independent Accountants."

         The members of the Audit Committee are not professionally engaged in the practice of accounting and are not experts in the field of accounting or auditing, including auditor independence. Members of the Committee rely without independent verification on the information provided to them and the representations made to them by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles, or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepting accounting principles, or that the Company's auditors are in fact "independent."

                             By the Audit Committee:

                                Robert J. Druten
                                  Scott H. Ward
                                Danley K. Sheldon

This Audit Committee report is not deemed "soliciting material" and is not deemed filed with the SEC or subject to Regulation 14A or the liabilities under
Section 18 of the Exchange Act.

                                     ITEM 2

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees, with the approval of the Audit Committee, has appointed the independent certified public accounting firm of KPMG LLP ("KPMG") as EPR's independent accountants to audit the financial statements of the Company for the year ending December 31, 2002.

         Our financial statements for the years ended December 31, 2001, 2000, 1999 and 1998 and the period from November 22, 1997 (date of inception) to December 31, 1997 were audited by Ernst & Young LLP ("Ernst & Young").

         The reports of Ernst & Young on our financial statements did not contain an adverse opinion or disclaimer of opinion, nor were those reports qualified or modified as to uncertainty, audit scope or accounting principles. During the period covered by the financial statements and the subsequent interim period preceding the end of Ernst & Young's engagement, there have been no disagreements between Ernst & Young and the Company, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its reports.

         We did not consult with KPMG regarding the application of accounting principles to a specific completed or contemplated transaction or the type of audit opinion that might be rendered on our financial statements, and no written or oral advice was provided by KPMG on any such issue that was a factor considered by us in reaching a decision on any accounting, auditing or financial reporting issue.

         We have authorized Ernst & Young to respond fully to any inquiries by KPMG related to our accounting principles or practices, financial reporting or financial statements or Ernst & Young's audits thereof or audit opinions thereon.

         Representatives of KPMG are expected to be present at the annual meeting and are expected to be available to respond to appropriate questions about their proposed services during 2002.

AUDIT FEES

         In 2001, Ernst & Young billed EPR an aggregate of $71,000 in fees for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2000 and for their reviews of the quarterly financial statements included in our Form 10-Q reports filed with the SEC during the year ended December 31, 2001.

ALL OTHER FEES

         In 2001, Ernst & Young billed EPR an aggregate of $52,913 in fees for all other services (including tax-related services, tax and REIT compliance consulting and the determination of the portion of dividends representing a return of capital) rendered during that year.

         The Audit Committee considered whether Ernst & Young's provision of the services described in "All Other Fees" was compatible with maintaining their independence from management and our Company and determined that the provision of those services was compatible with its independence.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires our trustees, executive officers and holders of more than 10% of our common shares to file reports with the Securities and Exchange Commission regarding their ownership and changes in ownership of our shares.

         EPR believes that, during 2001, our trustees and executive officers complied with all Section 16(a) filing requirements. In making this statement, we have relied upon an examination of the copies of Forms 3, 4 and 5 provided to us and the written representations of our trustees and executive officers.

                                 SHARE OWNERSHIP

WHO ARE THE LARGEST OWNERS OF OUR SHARES?

         Except as stated below, we know of no single person or group that is the beneficial owner of more than 5% of our common shares.

           NAME AND ADDRESS OF                     AMOUNT AND NATURE OF                   PERCENT OF SHARES
             BENEFICIAL OWNER                    BENEFICIAL OWNERSHIP(1)                     OUTSTANDING
           -------------------                   -----------------------                  -----------------
   BRT Realty Trust(2)
   60 Cutter Mill Road                                1,397,287(3)                              9.49%
   Suite 303
   Great Neck, NY  11021

         (1) Based solely on disclosures made by BRT and its affiliates in reports on Schedule 13D filed with the Securities and Exchange Commission.

         (2) Reporting as a group (within the meaning of Section 13(d)(3) of the Exchange Act) with other persons and entities.

         (3) Various members of the group have shared voting or investment power over some or all of the shares.

HOW MANY SHARES DO OUR TRUSTEES AND EXECUTIVE OFFICERS OWN?

         This table shows as of March 28, 2002, the number of our common shares beneficially owned by trustees, nominees for trustee and executive officers, and by all of the trustees and executive officers as a group. All information regarding beneficial ownership was furnished by the trustees, nominees and officers listed below.

                                                         AMOUNT AND NATURE OF            PERCENT OF SHARES
          NAME OF BENEFICIAL OWNERS                    BENEFICIAL OWNERSHIP(1)             OUTSTANDING(1)
          -------------------------                    -----------------------           -----------------
          Peter C. Brown                                       11,991                             *

          Danley K. Sheldon                                     8,192                             *

          David M. Brain                                      435,410                           2.54%

          Robert J. Druten                                     29,939                             *

          Scott H. Ward                                       105,502                             *

          Fred L. Kennon                                      167,985                             *

          Gregory K. Silvers                                  135,632                             *

          All trustees and executive                          894,651                           5.23%
          officers as
          a group (7 persons)

              *   Less than 1 percent.

              (1) Includes the following shares which the named individuals have the right to acquire within 60 days under existing options:
                  David M. Brain (46,000), Peter C. Brown (1,111), Robert J. Druten (16,666), Scott H. Ward (16,666), Danley K. Sheldon (1,111), Fred L. Kennon (37,000) and Gregory K. Silvers (36,000).

         The above table reports beneficial ownership in accordance with Rule 13d-3 under the Exchange Act and includes shares underlying options that are exercisable within 60 days after December 31, 2001. This means all shares over which trustees, nominees and executive officers directly or indirectly have or share voting or investment power are listed as beneficially owned. The persons identified in the table have sole voting and investment power over all shares described as beneficially owned by them

               SUBMISSION OF SHAREHOLDER PROPOSALS AND NOMINATIONS

DO I HAVE A RIGHT TO NOMINATE TRUSTEES OR MAKE PROPOSALS FOR CONSIDERATION BY THE SHAREHOLDERS?

         Yes. Our Declaration of Trust and Bylaws establish procedures which you must follow if you wish to nominate trustees or make other proposals for consideration at an annual shareholders meeting.

HOW DO I MAKE A NOMINATION?

         If you are a shareholder of record and wish to nominate someone to the Board of Trustees, you must give written notice to the Company's Secretary. Your notice must be given not less than 60 days and not more than 90 days prior to the first anniversary of the date of last year's meeting. A nomination received less than 60 days prior to the first anniversary date of last year's meeting will be deemed untimely and will not be considered. Your notice must include:

         o for each person you intend to nominate for election as a trustee, all information related to that person that is required to be disclosed in solicitations of proxies for the election of trustees in an election contest, or is otherwise required, pursuant to Regulation 14A under the Exchange

              Act (including the person's written consent to being named in the proxy statement as a nominee and to serve as a trustee if elected)

         o your name and address and the name and address of any person on whose behalf you made the nomination, as they appear on the Company's books

         o the number of shares owned beneficially and of record by you and any person on whose behalf you made the nomination

HOW DO I MAKE A PROPOSAL?

         If you are a shareholder of record and wish to make a proposal to the shareholders, you must give written notice to the Company's Secretary. Pursuant to Rule 14a-8 of the SEC, your notice must be received at the Company's executive offices not less than 120 calendar days before the date of the Company's proxy statement released to shareholders in connection with last year's meeting. Any proposal received less than 120 days before that date will be deemed untimely and will not be considered. Your notice must include:

         o a brief description of your proposal and your reasons for making the proposal

         o your name and address and the name and address of any person on whose behalf you made the proposal, as they appear on the Company's books

         o any material interest you or any person on whose behalf you made the proposal have in the proposal

         o the number of shares owned beneficially and of record by you and any person on whose behalf you made the proposal

ARE THERE ANY EXCEPTIONS TO THE DEADLINE FOR MAKING A NOMINATION OR PROPOSAL?

         Yes. If the date of the annual meeting is scheduled more than 30 days prior to or more than 60 days after the anniversary date of last year's meeting, your notice must be delivered:

         o    not earlier than 90 days prior to the meeting; and

         o not later than (a) 60 days before the meeting or (b) the 10th day after the date we make our first public announcement of the meeting date, whichever is earlier

         If the Board increases the number of trustees to be elected but we do not make a public announcement of the increased Board or the identity of the additional nominees within 70 days prior to the first anniversary of last year's meeting, your notice will be considered timely (but only with respect to nominees for the new positions created by the increase) if it is delivered to the Company's Secretary not later than the close of business on the 10th day following the date of our public announcement.

MUST THE BOARD OF TRUSTEES APPROVE MY PROPOSAL?

         Our Declaration of Trust provides that the submission of any action to the shareholders for their consideration must first be approved by the Board of Trustees.

                                  OTHER MATTERS

         As of the date of this proxy statement, we have not been presented with any other business for consideration at the annual meeting. If any other matter is properly brought before the meeting for action by the shareholders, your proxy (unless revoked) will be voted in accordance with the recommendation of the Board of Trustees or the judgment of the proxy holders if no recommendation is made.

                                  MISCELLANEOUS

PROXY SOLICITATION

         The enclosed proxy is being solicited by the Board of Trustees. The Company will bear all costs of the solicitation, including the cost of preparing and mailing this proxy statement and the enclosed proxy card. After the initial mailing of this proxy statement, proxies may be solicited by mail, telephone, telegram, facsimile, e-mail or personally by trustees, officers, employees or agents of the Company. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting materials to the beneficial owners of shares held of record by them, and their reasonable out-of-pocket expenses, together with those of EPR's transfer agent, will be paid by EPR.

ANNUAL REPORT

         EPR's Annual Report to Shareholders, containing financial statements for the year ended December 31, 2001, is being mailed with this proxy statement to all shareholders entitled to vote at the annual meeting. You must not regard the Annual Report as additional proxy solicitation material.

         THE COMPANY WILL PROVIDE WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY AT THE ADDRESS LISTED ON THE COVER PAGE OF THIS PROXY STATEMENT, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULE, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2001.

SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

         At this time, we anticipate that the 2003 annual meeting of shareholders will be held on May 15, 2003. Shareholder proposals intended for inclusion in the proxy statement for the 2003 annual meeting must be received by the Company's Secretary at 30 Pershing Road, Suite 201, Kansas City, Missouri 64108, within the time limits described in "Submission of Shareholder Proposals and Nominations." Shareholder proposals and nominations must also comply with the proxy solicitation rules of the Securities and Exchange Commission.


                                       By the order of the Board of Trustees


                                       Gregory K. Silvers
                                       Vice President, General Counsel, Chief
                                         Development Officer and Secretary

April 18, 2002

                                   APPENDIX A

                         ENTERTAINMENT PROPERTIES TRUST

                    FIRST AMENDED AND RESTATED CHARTER OF THE
                    AUDIT COMMITTEE OF THE BOARD OF TRUSTEES


I.       PURPOSE

         The primary function of the Audit Committee is to assist the Board of Trustees in fulfilling its oversight responsibilities by proactively evaluating and monitoring (a) the critical accounting policies of the Company; (b) the financial reports and other financial information provided by the Company to the Securities and Exchange Commission ("SEC"), the New York Stock Exchange ("NYSE") and the public; (c) the Company's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and (d) the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and best practices at all levels. The Audit Committee's primary duties and responsibilities are to:

              o Review the Company's internal controls and monitor management's compliance with those controls

              o Monitor the activities, qualification and performance of the Company's financial officers

              o Review the selection, application and impact of the Company's critical accounting policies

              o   Monitor the quality of the Company's financial reporting

              o Monitor the proposed audit scope, independence and performance of the independent auditors

              o Provide an open avenue of communication among the independent auditors, financial and senior management and the Board of Trustees.

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section V of this Charter.

         The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements. The members of the Audit Committee are not professionally engaged in the practice of accounting and are not experts in the field of accounting or auditing, including auditor independence. Members of the Committee rely without independent verification on the information provided to them and the representations made to them by management and the independent auditors. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting policies, or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit

Committee's considerations and discussions referred to in this Charter do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepting accounting principles, or that the Company's auditors are in fact "independent."

II.      COMPOSITION

         The Audit Committee shall be comprised of at least three trustees selected by the Board, each of whom shall be an independent trustee as defined by Sections 303.01(B)(2)(a) and (3) of the NYSE listing standards, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall be "financially literate" and have a working familiarity with basic finance and accounting practices. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer with financial oversight responsibilities. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or its independent auditors.

         The members of the Committee shall be elected by the Board at each annual meeting of the Board. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     RESPONSIBILITIES OF THE INDEPENDENT AUDITORS

         In addition to their role in auditing the Company's annual financial statements, reviewing the Company's quarterly financial statements and the other functions addressed in this Charter, the independent auditors:

     1. Are ultimately accountable to the Board of Trustees and Audit Committee, and the Board and Audit Committee have the ultimate authority to select, evaluate and, where appropriate, replace the independent auditors.

     2. Shall submit to the Audit Committee on a periodic basis (not less often than annually) a written statement delineating all relationships between the independent auditors and the Company, and the Audit Committee is responsible for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact their objectivity and independence, and for recommending that the Board of Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

     3. Shall submit to the Audit Committee on a periodic basis (not less often than annually) a written report describing any material issues raised by their most recent quality control review and the steps the independent auditors and management have taken to deal with any reported problems.

IV.      MEETINGS

         The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its mission to foster open communication, the Committee shall meet periodically with management, the trustees and the independent auditors in separate executive sessions to discuss any matter the Committee or each of these groups believes should be discussed privately. The Committee shall also meet with the independent auditors and management on a quarterly basis to review the Company's quarterly or annual financials, as applicable, and the Company's financial results and disclosures for the quarter or year.

         The Committee shall keep minutes and other records of its meetings and proceedings.

V.       RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

Internal Audit Function

     1. Monitor on a continuing basis the adequacy of the Company's system of internal controls and management's compliance with those controls.

     2. Monitor on a continuing basis the activities, organizational structure, qualifications and performance of the Company's internal audit function.

Critical Accounting Policies

     3. In discussions with management and the independent auditors, identify and assess the accounting policies of the Company which management, the independent auditors and the Audit Committee deem the most critical and which involve the most complex, subjective or ambiguous decisions or assessments, and in connection therewith:

                  a) Evaluate any significant change in the Company's critical accounting policies, or proposals for change in those policies, that may have a significant impact on the Company's financial reports

                  b) Evaluate the judgments and uncertainties affecting the application of the Company's critical accounting policies, the impact of those policies on the Company's financial reporting and performance, the effect changing conditions may have on the impact of those policies, and the likelihood that materially different financial results would be reported under different conditions or using different assumptions

Documents/Reports Review

     4. Review and update this Charter periodically, but at least annually, as conditions dictate.

     5. Review before release the Company's annual financial statements and any reports or other financial information submitted to the SEC, the NYSE or the public, including any certification, report, opinion or review rendered by the independent auditors.

     6. Review before release the Section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" ("MD&A") in the Company's Annual Report on Form 10-K and evaluate the quality and adequacy of the Company's disclosures in MD&A with regard to:

                  a)  The matters referred to in Item 3(b) above

                  b) The liquidity and capital resources of the Company, and the likely impact of known trends, commitments, events and uncertainties on the Company's liquidity and capital resources

                  c) The impact on liquidity and capital resources of any off-balance sheet arrangements and foreign currency or interest rate risk exposure

                  d) The impact on the Company's liquidity and capital resources of transactions between the Company and "related parties," as contemplated in Item 24 below

     7. Review the regular internal reports to management prepared by the independent auditors and management's responses to those reports.

     8. Review with the financial officers and the independent auditors the Form 10-Q prior to its filing and prior to the release of quarterly earnings.

Independent Auditors

     9. Recommend to the Board of Trustees the selection of the independent auditors, considering their independence and effectiveness, and approve the fees and other compensation to be paid to them, including fees for both audit and non-audit services.

     10. Review the independent auditors' proposed audit scope, approach and independence, including an annual review of:

                  a) The industry knowledge and experience of key audit partners and managers responsible for auditing the Company

                  b) The ability and willingness of key audit partners and managers to consult with other experts in their firm on matters of importance to the Company

                  c) The quality control procedures adopted by the independent auditors

                  d) A report from the independent auditors describing any material issues raised by their most recent quality control review and the steps the independent auditors have taken to deal with any reported problem

     11. Provide a written report to the Board of Trustees summarizing the process and results of the review summarized in Item 10 above.

     12. Conduct a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors.

     13. Evaluate the independence of the independent auditors, who shall be accountable to the Board of Trustees and the Audit Committee, including:

                  a) Review and discuss with the independent auditors their written statement concerning any relationships between the independent auditors and the Company, or any other relationships, that may adversely affect the independence of the independent auditors and based on that report, assess the independence of the independent auditors

                  b) Review the scope and range of non-audit services provided by the independent auditors, the impact of those services on the independence of the independent auditors (including whether the provision of those non-audit services is compatible with the auditors' independence) and the quality and adequacy of the Company's reporting regarding those services and their impact

                  c) Establish policies and procedures for the engagement of the independent auditors to provide any non-audit services

     14. Evaluate the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

     15. Periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Company's financial statements.

     16. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards 61.

     17. Discuss with the independent auditors their independence and the written disclosures and letter required to be provided by them under Independence Standards Board No. 1.

Financial Reporting Processes

     18. In consultation with the independent auditors and financial management, evaluate the quality and integrity of the Company's financial reporting processes, both internal and external.

     19. Evaluate the independent auditors' judgments about the quality and appropriateness of the Company's accounting policies as applied in its financial reporting.

     20. Consider and approve, if appropriate, significant changes to the Company's auditing and accounting policies and practices as suggested by the independent auditors or management.

     21. Based on the matters discussed under "Independent Auditors," recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

     22. Review and discuss with management, the Board of Trustees and the independent auditors any material financial or non-financial arrangements of the Company which do not appear on the Company's financial statements ("off-balance sheet arrangements"), the risks created by those arrangements, and the quality and adequacy of the Company's reporting with regard to the same.

     23. Identify and discuss with management, the Board of Trustees and the independent auditors the material risks faced by the Company's business or which could impact the financial condition or performance of the Company, and evaluate how those risks are managed by the Company and the quality and adequacy of the Company's reporting with regard to the same.

     24. Review and discuss with management, the Board of Trustees and the independent auditors all transactions and courses of dealing between the Company or its affiliates and existing or former officers, trustees, more than 5% shareholders, their affiliates, family members or other related parties ("related parties"), whether and the extent to which those transactions involve terms that differ from those that would likely be negotiated with independent third parties, the impact of those transactions and arrangements on the Company's financial condition and performance, and the quality and adequacy of the Company's reporting with regard to the same.

     25. Oversee compliance with the requirements of the SEC for disclosure of the independent auditors' services and Audit Committee members and activities.

     26. Provide a report for the Company's annual meeting proxy statement in accordance with Item 306 of Regulation S-K and Item 7(d)(3) of Schedule 14A.

Process Improvement

     27. Establish regular and separate systems of reporting to the Audit Committee by management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

     28. Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     29. Evaluate any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements.

     30. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

     31. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

     32. Review management's monitoring of compliance with the Company's Ethical Code, and verify that management has the proper review system in place to ensure that the Company's financial statements, reports and other financial information disseminated to the SEC, the NYSE and the public satisfy legal requirements.

     33. Review the activities, organizational structure and qualifications of the Company's financial management.

     34. Review with the Company's counsel legal compliance matters, including securities trading policies.

     35. Review with the Company's counsel any legal matter that could have a significant impact on the Company's financial statements.

     36. Perform any other activities consistent with this Charter, the Company's Declaration of Trust and By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                         ENTERTAINMENT PROPERTIES TRUST

            PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS MAY 15, 2002



                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

         As a shareholder of Entertainment Properties Trust (the "Company"), I appoint Fred L. Kennon and Gregory K. Silvers as my attorneys-in-fact and proxies (with full power of substitution), and authorize each of them to represent me at the Annual Meeting of Shareholders of the Company to be held at the Leawood Town Centre Theatre, 11701 Nall, Leawood, Kansas, on Wednesday, May 15, 2002 at ten o'clock a.m., and at any adjournment of the meeting, and to vote the common shares of beneficial interest in the Company held by me as designated below on proposals 1 and 2.

                    THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

Proposal #1. Election of Trustees: David M. Brain and Robert J. Druten

         [ ] FOR the nominees      [ ] WITHHOLD AUTHORITY to vote for the
             listed above              nominees listed above. (If you do not
                                       check this box, your shares will be vote in favor of both nominees)

         TO WITHHOLD AUTHORITY TO VOTE FOR EITHER NOMINEE, STRIKE THROUGH THAT NOMINEE'S NAME ABOVE.

Proposal #2. Proposal to Ratify the Appointment of KPMG, LLP as the Company's independent accountants for 2002.

         [ ] FOR                [ ] AGAINST                  [ ] ABSTAIN

To act upon any other matters that may properly come before the meeting.

      IF NO CHOICE IS INDICATED ON THE PROXY, THE PERSONS NAMED AS PROXIES INTEND TO VOTE FOR BOTH PROPOSALS.

Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or other representative capacity, please give your full title. If a corporation, please sign in full corporate name by President or other authorized officer.

                                       -----------------------------------------
                                       Signature of Shareholder

                                       -----------------------------------------
                                       Title

                                       -----------------------------------------
                                       Signature of Shareholder

                                       -----------------------------------------
                                       Title

                                       -----------------------------------------
                                       Dated